Decommissioning Liabilities	12 Months Ended
Dec. 31, 2024
Asset Retirement Obligation Disclosure1 [Abstract]
Decommissioning Liabilities

16	DECOMMISSIONING LIABILITIES

Current and non-current portion December 31, 2022	$116.6
Liability assumed on Manitou acquisition (Note 9)	1.8
Reclamation expenditures	(0.3)
Accretion expense	6.8
Revisions to expected discounted cash flows[1]	11.9
Current and non-current portion December 31, 2023	$136.8
Liability assumed on Argonaut acquisition (Note 6)	18.0
Reclamation expenditures	(10.6)
Accretion expense	8.9
Revisions to expected discounted cash flows[1]	2.8
Foreign exchange revaluation	(4.3)
Current and non-current portion December 31, 2024	$151.6
Less: Current portion of decommissioning liability	(6.5)
Non-current portion December 31, 2024	$145.1
1. Included in the revisions to expected discounted cash flows for the year ended December 31, 2024 are costs of $0.2 million related to closed sites with a corresponding expense recorded in Other Loss (Note 20) (year ended December 31, 2023 - $3.3 million).
All of the expenditures are expected to occur between 2025 and 2100. The discount rates used in discounting the estimated reclamation and closure cost obligations were between 3.3% and 8.6% for the year ended December 31, 2024 (2023 – 3.0% and 7.4%), and the inflation rate used was between 1.8% and 3.7% for the year ended December 31, 2024 (2023 – 1.7% and 3.6%).
The total undiscounted value of the decommissioning liabilities at December 31, 2024 was $193.8 million (2023 - $165.2 million).